Exhibit 99

June 30, 2022

Supplemental Information

MODEL
HOMES
HOMES
FOR SALE

UMH Properties, Inc.

Juniper Business Plaza
3499 Route 9 North
Freehold, NJ 07728

Website: www.umh.reit
Email: ir@umh.com
Phone: (732) 577-9997

Certain information in this Supplemental Information Package contains Non-GAAP financial measures. These Non-GAAP financial measures are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States of America. Please see page 15 for a definition of these Non-GAAP financial measures and page 7 for the reconciliation of certain captions in the Supplemental Information Package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-Q.

UMH Properties, Inc. | Second Quarter FY 2022 Supplemental Information	2

Financial Highlights

(dollars in thousands except per share amounts) (unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Operating Information
Number of Communities			130	127
Number of Sites			24,411	23,983
Rental and Related Income	$42,229	$39,341	$83,806	$78,054
Community Operating Expenses	$18,923	$17,045	$36,994	$34,182
Community NOI	$23,306	$22,296	$46,812	$43,872
Expense Ratio	44.8%	43.3%	44.1%	43.8%
Sales of Manufactured Homes	$6,994	$9,618	$11,285	$14,037
Number of Homes Sold	85	120	146	193
Number of Rentals Added	99	134	151	352
Net Income (Loss)	$(6,688)	$16,003	$(3,413)	$29,881
Net Income (Loss) Attributable to Common Shareholders	$(22,478)	$8,403	$(26,803)	$15,242
Adjusted EBITDA	$21,936	$22,525	$43,621	$42,813
FFO Attributable to Common Shareholders	$(320)	$9,855	$8,224	$18,236
Normalized FFO Attributable to Common Shareholders	$8,695	$10,281	$17,670	$18,982

Shares Outstanding and Per Share Data
Weighted Average Shares Outstanding
Basic	54,215	45,476	53,224	44,056
Diluted	54,215	46,628	53,224	45,008
Net Income (Loss) Attributable to Common Shareholders per Share –
Basic and Diluted	$(0.41)	$0.18	$(0.50)	$0.34
FFO per Share-
Basic and Diluted	$(0.01)	$0.21	$0.15	$0.41
Normalized FFO per Share-
Basic and Diluted	$0.16	$0.22	$0.33	$0.42
Dividends per Common Share	$0.20	$0.19	$0.40	$0.38

Balance Sheet
Total Assets			$1,423,265	$1,211,863
Total Liabilities			$901,370	$559,402

Market Capitalization
Total Debt, Net of Unamortized Debt Issuance Costs			$625,997	$529,724
Equity Market Capitalization			$965,386	$1,033,997
Series C Preferred Stock			$-0-	$247,100
Series D Preferred Stock			$215,219	$215,219
Total Market Capitalization			$1,806,602	$2,026,040

UMH Properties, Inc. | Second Quarter FY 2022 Supplemental Information	3

Consolidated Balance Sheets

(in thousands except per share amounts)

	June 30,	December 31,
	2022	2021
	(unaudited)
ASSETS
Investment Property and Equipment
Land	$79,326	$74,963
Site and Land Improvements	739,241	716,211
Buildings and Improvements	32,627	30,450
Rental Homes and Accessories	395,988	383,467
Total Investment Property	1,247,182	1,205,091
Equipment and Vehicles	25,377	24,437
Total Investment Property and Equipment	1,272,559	1,229,528
Accumulated Depreciation	(338,825)	(316,073)
Net Investment Property and Equipment	933,734	913,455

Other Assets
Cash and Cash Equivalents	275,807	116,175
Marketable Securities at Fair Value	46,932	113,748
Inventory of Manufactured Homes	45,992	23,659
Notes and Other Receivables, net	59,660	55,359
Prepaid Expenses and Other Assets	19,045	17,135
Land Development Costs	31,085	22,352
Investment in Joint Venture	11,010	8,937
Total Other Assets	489,531	357,365

TOTAL ASSETS	$1,423,265	$1,270,820

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgages Payable, net of unamortized debt issuance costs	$468,811	$452,567
Other Liabilities
Accounts Payable	4,572	4,274
Loans Payable, net of unamortized debt issuance costs	58,375	46,757
Series A Bonds, net of unamortized debt issuance costs	98,811	-0-
Series C Preferred Stock Called for Redemption	247,100	-0-
Accrued Liabilities and Deposits	15,548	17,162
Tenant Security Deposits	8,153	7,920
Total Other Liabilities	432,559	76,113
Total Liabilities	901,370	528,680

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
Series C- 6.75% Cumulative Redeemable Preferred Stock, $0.10 par value per share; 13,750 shares authorized; 9,884 issued and outstanding as of December 31, 2021	-0-	247,100
Series D - 6.375% Cumulative Redeemable Preferred Stock, $0.10 par value per share; 9,300 shares authorized; 8,609 shares issued and outstanding as of June 30, 2022 and December 31, 2021	215,219	215,219
Common Stock – $0.10 par value per share: 144,164 shares authorized; 54,665 and 51,651 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively	5,467	5,165
Excess Stock – $0.10 par value per share: 3,000 shares authorized; no shares issued or outstanding as of June 30, 2022 and December 31, 2021	-0-	-0-
Additional Paid-In Capital	326,573	300,020
Undistributed Income (Accumulated Deficit)	(25,364)	(25,364)
Total Shareholders’ Equity	521,895	742,140

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,423,265	$1,270,820

UMH Properties, Inc. | Second Quarter FY 2022 Supplemental Information	4

Consolidated Statements of Income (Loss)

(in thousands except per share amounts) (unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
INCOME:
Rental and Related Income	$42,229	$39,341	$83,806	$78,054
Sales of Manufactured Homes	6,994	9,618	11,285	14,037
TOTAL INCOME	49,223	48,959	95,091	92,091

EXPENSES:
Community Operating Expenses	18,923	17,045	36,994	34,182
Cost of Sales of Manufactured Homes	4,837	7,017	7,820	10,488
Selling Expenses	1,214	1,362	2,369	2,493
General and Administrative Expenses	4,300	3,339	8,198	6,780
Depreciation Expense	11,984	11,184	23,701	22,192
TOTAL EXPENSES	41,258	39,947	79,082	76,135

OTHER INCOME (EXPENSE):
Interest Income	1,068	792	1,978	1,609
Dividend Income	721	1,287	1,501	2,589
Gain (Loss) on Sales of Marketable Securities, net	-0-	436	30,721	(294)
Increase (Decrease) in Fair Value of Marketable Securities	(10,044)	9,291	(41,794)	19,510
Other Income	196	152	416	299
Loss on Investment in Joint Venture	(136)	-0-	(257)	-0-
Interest Expense	(6,414)	(4,972)	(11,901)	(9,770)
TOTAL OTHER INCOME (EXPENSE)	(14,609)	6,986	(19,336)	13,943

Income (Loss) before Gain (Loss) on Sales of Investment Property and Equipment	(6,644)	15,998	(3,327)	29,899
Gain (Loss) on Sales of Investment Property and Equipment	(44)	5	(86)	(18)
NET INCOME (LOSS)	(6,688)	16,003	(3,413)	29,881

Less: Preferred Dividends	(7,600)	(7,600)	(15,200)	(14,639)
Less: Redemption of Preferred Stock	(8,190)	-0-	(8,190)	-0-

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(22,478)	$8,403	$(26,803)	$15,242

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS PER SHARE –
Basic and Diluted	$(0.41)	$0.18	$(0.50)	$0.34

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	54,215	45,476	53,224	44,056
Diluted	54,215	46,628	53,224	45,008

UMH Properties, Inc. | Second Quarter FY 2022 Supplemental Information	5

Consolidated Statements of Cash Flows

(in thousands) (unaudited)

	Six Months Ended
	June 30, 2022	June 30, 2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)	$(3,413)	$29,881
Non-Cash Items Included in Net Income (Loss):
Depreciation	23,701	22,192
Amortization of Financing Costs	939	450
Stock Compensation Expense	2,301	1,524
Provision for Uncollectible Notes and Other Receivables	611	631
(Gain) Loss on Sales of Marketable Securities, net	(30,721)	294
(Increase) Decrease in Fair Value of Marketable Securities	41,794	(19,510)
Loss on Sales of Investment Property and Equipment	86	18
Changes in Operating Assets and Liabilities:
Inventory of Manufactured Homes	(22,333)	1,997
Notes and Other Receivables, net of notes acquired with acquisitions	(4,912)	(5,422)
Prepaid Expenses and Other Assets	(1,555)	589
Accounts Payable	298	1,224
Accrued Liabilities and Deposits	(1,614)	(1,079)
Tenant Security Deposits	233	414
Net Cash Provided by Operating Activities	5,415	33,203

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Manufactured Home Communities	(17,306)	(18,926)
Purchase of Investment Property and Equipment	(28,646)	(29,908)
Proceeds from Sales of Investment Property and Equipment	1,887	1,253
Additions to Land Development Costs	(8,733)	(8,951)
Purchase of Marketable Securities	(10)	(9)
Proceeds from Sales of Marketable Securities	55,752	6,968
Investment in Joint Venture	(2,073)	-0-
Net Cash Provided by (Used in) Investing Activities	871	(49,573)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Mortgages	25,643	-0-
Net Proceeds (Payments) from Short-Term Borrowings	11,493	(23,615)
Principal Payments of Mortgages	(8,787)	(5,597)
Proceeds from Bonds Issuance	102,670	-0-
Financing Costs on Debt	(5,285)	-0-
Proceeds from At-The-Market Preferred Equity Program, net of offering costs	-0-	53,213
Proceeds from At-The-Market Common Equity Program, net of offering costs	58,236	84,702
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	1,498	3,553
Proceeds from Exercise of Stock Options	3,213	7,311
Preferred Dividends Paid	(15,200)	(14,639)
Common Dividends Paid, net of Dividend Reinvestments	(19,780)	(14,892)
Net Cash Provided by Financing Activities	153,701	90,036

NET INCREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	159,987	73,666
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF PERIOD	125,026	28,593
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$285,013	$102,259

UMH Properties, Inc. | Second Quarter FY 2022 Supplemental Information	6

Reconciliation of Net Income (Loss) to Adjusted EBITDA and Net Income (Loss) Attributable to Common Shareholders to FFO and Normalized FFO

(in thousands except footnotes) (unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Reconciliation of Net Income (Loss) to Adjusted EBITDA

Net Income (Loss)	$(6,688)	$16,003	$(3,413)	$29,881
Interest Expense	6,414	4,972	11,901	9,770
Franchise Taxes	96	93	192	186
Depreciation Expense	11,984	11,184	23,701	22,192
Depreciation Expense from Unconsolidated Joint Venture	86	-0-	167	-0-
(Increase) Decrease in Fair Value of Marketable Securities	10,044	(9,291)	41,794	(19,510)
(Gain) Loss on Sales of Marketable Securities, net	-0-	(436)	(30,721)	294

Adjusted EBITDA	$21,936	$22,525	$43,621	$42,813

Reconciliation of Net Income (Loss) Attributable to Common Shareholders to Funds from Operations

Net Income (Loss) Attributable to Common Shareholders	$(22,478)	$8,403	$(26,803)	$15,242
Depreciation Expense	11,984	11,184	23,701	22,192
Depreciation Expense from Unconsolidated Joint Venture	86	-0-	167	-0-
(Gain) Loss on Sales of Investment Property and Equipment	44	(5)	86	18
(Increase) Decrease in Fair Value of Marketable Securities	10,044	(9,291)	41,794	(19,510)
(Gain) Loss on Sales of Marketable Securities, net	-0-	(436)	(30,721)	294

Funds from Operations Attributable to Common Shareholders (“FFO”)	(320)	9,855	8,224	18,236

Adjustments:
Redemption of Preferred Stock	8,190	-0-	8,190	-0-
Non- Recurring Other Expense (1)	825	426	1,256	746

Normalized Funds from Operations Attributable to Common Shareholders (“Normalized FFO”)	$8,695	$10,281	$17,670	$18,982

(1) For the three and six months ended June 30, 2022, consists of special bonus and restricted stock grants for the August 2020 groundbreaking Fannie Mae financing, which are being expensed over the vesting period ($431 and $862, respectively) and non-recurring expenses for the joint venture with Nuveen ($52), early extinguishment of debt ($193) and one-time legal fees ($149). For 2021, consists of special bonus and restricted stock grants for the August 2020 groundbreaking Fannie Mae financing, which are being expensed over the vesting period.

UMH Properties, Inc. | Second Quarter FY 2022 Supplemental Information	7

Market Capitalization, Debt and Coverage Ratios

(in thousands) (unaudited)

	Six Months Ended				Year Ended
	June 30, 2022		June 30, 2021		December 31, 2021
Shares Outstanding	54,665		47,387		51,651
Market Price Per Share	$17.66		$21.82		$27.33
Equity Market Capitalization	$965,386		$1,033,997		$1,411,624
Total Debt	625,997		529,724		499,324
Preferred	215,219		462,319		462,319
Total Market Capitalization	$1,806,602		$2,026,040		$2,373,267

Total Debt	$625,997		$529,724		$499,324
Less: Cash and Cash Equivalents	(275,807)		(90,096)		(116,175)
Net Debt	350,190		439,628		383,149
Less: Marketable Securities at Fair Value (“Securities”)	(46,932)		(115,429)		(113,748)
Net Debt Less Securities	$303,258		$324,199		$269,401

Interest Expense	$11,901		$9,770		$19,158
Capitalized Interest	712		693		1,476
Preferred Dividends	15,200		14,639		29,839
Total Fixed Charges	$27,813		$25,102		$50,473

Adjusted EBITDA	$43,621		$42,813		$88,318

Debt and Coverage Ratios

Net Debt / Total Market Capitalization	19.4%		21.7%		16.1%

Net Debt Plus Preferred / Total Market Capitalization	31.3%		44.5%		35.6%

Net Debt Less Securities / Total Market Capitalization	16.8%		16.0%		11.4%

Net Debt Less Securities Plus Preferred / Total Market Capitalization	28.7%		38.8%		30.8%

Interest Coverage	3.5	x	4.1	x	4.3	x

Fixed Charge Coverage	1.6	x	1.7	x	1.7	x

Net Debt / Adjusted EBITDA	4.0	x	5.1	x	4.3	x

Net Debt Less Securities / Adjusted EBITDA	3.5	x	3.8	x	3.1	x

Net Debt Plus Preferred / Adjusted EBITDA	6.5	x	10.5	x	9.6	x

Net Debt Less Securities Plus Preferred / Adjusted EBITDA	5.9	x	9.2	x	8.3	x

UMH Properties, Inc. | Second Quarter FY 2022 Supplemental Information	8

Debt Analysis

(in thousands) (unaudited)

	Six Months Ended		Year Ended
	June 30, 2022	June 30, 2021	December 31, 2021
Debt Outstanding
Mortgages Payable:
Fixed Rate Mortgages	$473,559	$470,693	$456,702
Unamortized Debt Issuance Costs	(4,748)	(4,479)	(4,135)

Mortgages, Net of Unamortized Debt Issuance Costs	$468,811	$466,214	$452,567
Loans Payable:
Unsecured Line of Credit	$25,000	$45,000	$25,000
Other Loans Payable	33,438	18,739	21,945

Total Loans Before Unamortized Debt Issuance Costs	58,438	63,739	46,945
Unamortized Debt Issuance Costs	(63)	(229)	(188)

Loans, Net of Unamortized Debt Issuance Costs	$58,375	$63,510	$46,757
Bonds Payable:
Series A Bonds	$102,670	$-0-	$-0-
Unamortized Debt Issuance Costs	(3,859)	-0-	-0-

Bonds, Net of Unamortized Debt Issuance Costs	$98,811	$-0-	$-0-

Total Debt, Net of Unamortized Debt Issuance Costs	$625,997	$529,724	$499,324

% Fixed/Floating
Fixed	90.8%	88.1%	90.7%
Floating	9.2%	11.9%	9.3%
Total	100.0%	100.0%	100.0%

Weighted Average Interest Rates (1)
Mortgages Payable	3.77%	3.81%	3.75%
Loans Payable	3.69%	2.23%	2.66%
Bonds Payable	4.72%	N/A	N/A
Total Average	3.92%	3.62%	3.65%

Weighted Average Maturity (Years) Mortgages Payable	4.9	5.5	5.2

(1) Weighted average interest rates do not include the effect of unamortized debt issuance costs.

UMH Properties, Inc. | Second Quarter FY 2022 Supplemental Information	9

Debt Maturity

(in thousands) (unaudited)

As of June 30, 2022:

Fiscal Year Ended	Mortgages	Loans		Bonds		Total	% of Total
2022	$6,433	$58,438	(1)	$-0-		$64,871	10.2%
2023	59,701	-0-		-0-		59,701	9.4%
2024	-0-	-0-		-0-		-0-	0.0%
2025	126,802	-0-		-0-		126,802	20.0%
2026	38,840	-0-		-0-		38,840	6.1%
Thereafter	241,783	-0-		102,670	(2)	344,453	54.3%

Total Debt Before Unamortized Debt Issuance Cost	473,559	58,438		102,670		634,667	100.0%

Unamortized Debt Issuance Cost	(4,748)	(63)		(3,859)		(8,670)

Total Debt, Net of Unamortized Debt Issuance Costs	$468,811	$58,375		$98,811		$625,997

(1)	Includes $25.0 million balance outstanding on the Company’s Line of Credit due November 2022, with an additional one-year option.
(2)	Represents $102.7 million balance outstanding of the Company’s Series A Bonds due February 28, 2027.

UMH Properties, Inc. | Second Quarter FY 2022 Supplemental Information	10

Securities Portfolio Performance

(in thousands)

Dividend Income

$70
$60
$50
$40
$30
$20
$10
$-
Millions
1.8
4.3
7.5
11.0
15.1
19.5
26.1
34.2
44.6
52.1
57.9
63.0
64.5
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022*
Annual Amount
Cumulative Amount Since 2010

Net Realized Gains

$60
$50
$40
$30
$20
$10
$-
Millions
2.0
4.7
8.8
12.8
14.4
14.6
16.9
18.6
18.7
18.7
18.7
21.0
51.7
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022*
Annual Amount
Cumulative Amount Since 2010

Year Ended	Securities Available for Sale	Dividend Income	Net Realized Gain on Sale of Securities	Net Realized Gain on Sale of Securities & Dividend Income
2010	$28,757	$1,763	$2,028	$3,791
2011	43,298	2,512	2,693	5,205
2012	57,325	3,244	4,093	7,337
2013	59,255	3,481	4,056	7,537
2014	63,556	4,066	1,543	5,609
2015	75,011	4,399	204	4,603
2016	108,755	6,636	2,285	8,921
2017	132,964	8,135	1,747	9,882
2018	99,596	10,367	20	10,387
2019	116,186	7,535	-0-	7,535
2020	103,172	5,729	-0-	5,729
2021	113,748	5,098	2,342	7,440
2022*	46,932	1,501	30,721	32,222

		$64,466	$51,732	$116,198

*For the six months ended June 30, 2022.

UMH Properties, Inc. | Second Quarter FY 2022 Supplemental Information	11

Property Summary and Snapshot

(unaudited)

	June 30, 2022	June 30, 2021	% Change
Communities	130	127	2.4%
Developed Sites	24,411	23,983	1.8%
Occupied	20,852	20,614	1.2%
Occupancy %	85.4%	86.0%	(60 bps)
Total Rentals	8,857	8,604	2.9%
Occupied Rentals	8,380	8,253	1.5%
Rental Occupancy %	94.6%	95.9%	(130 bps)
Monthly Rent Per Site	$489	$468	4.5%
Monthly Rent Per Home Rental Including Site	$844	$804	5.0%

State	Number	Total Acreage	Developed Acreage	Vacant Acreage	Total Sites	Occupied Sites	Occupancy Percentage	Monthly Rent Per Site	Total Rentals	Occupied Rentals	Rental Occupancy Percentage	Monthly Rent Per Home Rental
		(1)		(1)								(2)

Alabama	2	69	62	7	330	64	19.4%	$178	46	25	54.3%	$691
Indiana	14	1,105	893	212	3,995	3,484	87.2%	$443	1,765	1,680	95.2%	$839
Maryland	1	77	10	67	62	62	100.0%	$569	-0-	-0-	N/A	N/A
Michigan	3	153	153	-0-	738	637	86.3%	$489	268	257	95.9%	$828
New Jersey	4	349	187	162	1,006	964	95.8%	$688	43	43	100.0%	$1,065
New York	8	674	323	351	1,352	1,157	85.6%	$581	448	420	93.8%	$972
Ohio	37	1,837	1,390	447	6,936	5,883	84.8%	$445	2,604	2,484	95.4%	$805
Pennsylvania	53	2,348	1,891	457	8,004	6,833	85.4%	$511	2,805	2,631	93.8%	$864
South Carolina	1	24	24	-0-	142	68	47.9%	$192	33	27	81.8%	$609
Tennessee	7	544	316	228	1,846	1,700	92.1%	$494	845	813	96.2%	$853
Total as of
June 30, 2022	130	7,180	5,249	1,931	24,411	20,852	85.4%	$489	8,857	8,380	94.6%	$844

Acquisition (3)	1	88	69	19	351	220	62.7%	$384	-0-	-0-	N/A	N/A
Grand Total	131	7,268	5,318	1,950	24,762	21,072	85.1%	$488	8,857	8,380	94.6%	$844

(1)	Total and Vacant Acreage of 220 for the Mountain View Estates property is included in the above summary.
(2)	Includes home and site rent charges.
(3)	Acquisition of one community completed on July 14, 2022.

UMH Properties, Inc. | Second Quarter FY 2022 Supplemental Information	12

Same Property Statistics

(in thousands) (unaudited)

	For Three Months Ended				For Six Months Ended
	June 30, 2022	June 30, 2021	Change	% Change	June 30, 2022	June 30, 2021	Change	% Change
Community Net Operating Income

Rental and Related Income	$41,347	$38,926	$2,421	6.2%	$82,255	$77,313	$4,942	6.4%

Community Operating Expenses	17,206	15,886	1,320	8.3%	34,175	31,541	2,634	8.4%

Community NOI	$24,141	$23,040	$1,101	4.8%	$48,080	$45,772	$2,308	5.0%

	June 30, 2022	June 30, 2021	Change

Total Sites	23,365	23,332	0.1%
Occupied Sites	20,269	20,233	36 sites, 0.2%
Occupancy %	86.7%	86.7%	0 bps
Number of Properties	124	124	N/A
Total Rentals	8,676	8,438	2.8%
Occupied Rentals	8,236	8,127	1.3%
Rental Occupancy	94.9%	96.3%	(140 bps )
Monthly Rent Per Site	$494	$470	5.1%
Monthly Rent Per Home Including Site	$844	$804	5.0%

Same Property includes all properties owned as of January 1, 2021, with the exception of Memphis Blues and Duck River Estates.

UMH Properties, Inc. | Second Quarter FY 2022 Supplemental Information	13

Acquisitions Summary

(dollars in thousands)

At Acquisition: Year of Acquisition	Number of Communities	Sites	Occupied Sites	Occupancy %	Purchase Price	Price Per Site	Total Acres
2019	4	1,495	935	62%	$56,237	$38	247
2020	2	310	197	64%	$7,840	$25	48
2021	3	543	319	59%	$18,300	$34	113
2022	4	718	400	56%	$38,153	$53	207

Property Portfolio

Marcellus & Utica Shale Region
Acquired Prior to 2022:
127 Communities and 24,100 sites
Acquired in 2022:
4 Communities and 700 sites
Joint Venture:
1 Community and 200 sites
220 acres to be developed into a manufactured home community

Communities

Total - 131

SC 1%
MD 1%
AL 2%
MI 3%
NJ 3%
TN 5%
NY 6%
IN 11%
OH 28%
PA 40%

24,800 Sites

Acreage

Total - 7,268

Developed
2,784
38%
Developed
2,553
35%
Vacant
809
11%
Vacant
1,122
16%
Marcellus & Utica Shale Acreage
77 Communities and 12,000 Sites
Non Marcellus & Utica Share Acreage

2022 Acquisitions
Community	Date of Acquisition	State	Number of Sites	Purchase Price	Number of Acres	Occupancy
Center Manor	March 31, 2022	PA	96	$5,800	18	83%
Mandell Trails	May 3, 2022	PA	132	7,375	65	70%
La Vista Estates	May 25, 2022	AL	139	3,878	36	6%
Hidden Creek	July 14, 2022	MI	351	21,100	88	63%
Total 2022 to Date			718	$38,153	207	56%

UMH Properties, Inc. | Second Quarter FY 2022 Supplemental Information	14

Definitions

Investors and analysts following the real estate industry utilize funds from operations available to common shareholders (“FFO”), normalized funds from operations available to common shareholders (“Normalized FFO”), community NOI, same property NOI, and earnings before interest, taxes, depreciation, amortization and acquisition costs (“Adjusted EBITDA”), variously defined, as supplemental performance measures. While the Company believes net income (loss) available to common shareholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers Community NOI, Same Property NOI, Adjusted EBITDA, FFO and Normalized FFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. FFO also adjusts for the effects of the change in the fair value of marketable securities and gains and losses realized on marketable securities. Normalized FFO reflects the same assumptions as FFO except that it also adjusts for and certain one-time charges. Community NOI and Same Property NOI provides a measure of rental operations and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. Adjusted EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. In addition, Community NOI, Same Property NOI, Adjusted EBITDA, FFO and Normalized FFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), to be equal to net income (loss) applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, the change in the fair value of marketable securities, and the gain or loss on the sale of marketable securities plus certain non-cash items such as real estate asset depreciation and amortization. Included in the NAREIT FFO White Paper - 2018 Restatement, is an option pertaining to assets incidental to our main business in the calculation of NAREIT FFO to make an election to include or exclude gains and losses on the sale of these assets, such as marketable equity securities, and include or exclude mark-to-market changes in the value recognized on these marketable equity securities. In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude the gains and losses realized on marketable securities and change in the fair value of marketable securities from our FFO calculation. NAREIT created FFO as a non-GAAP supplemental measure of REIT operating performance.

Normalized FFO is calculated as FFO excluding certain one-time charges.

Normalized FFO per Diluted Common Share is calculated using diluted weighted shares outstanding of 55.2 million and 54.2 million shares for the three and six months ended June 30, 2022, respectively, and 46.6 million and 45.0 million shares for the three and six months ended June 30, 2021, respectively. Common stock equivalents resulting from stock options in the amount of 955,000 and 1.0 million shares for the three and six months ended June 30, 2022, respectively, were excluded from the computation of Diluted Net Income (Loss) per Share as their effect would have been anti-dilutive. Common stock equivalents resulting from stock options in the amount of 1.2 million and 952,000 shares for the three and six months ended June 30, 2021, respectively, were included in the computation of Diluted Net Income (Loss) per share.

Community NOI is calculated as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses. Community NOI excludes realized gains (losses) on securities transactions.

Same Property NOI is calculated as Community NOI, using all properties owned as of January 1, 2021, with the exception of Memphis Blues and Duck River Estates.

Adjusted EBITDA is calculated as net income (loss) plus interest expense, franchise taxes, depreciation, and the change in the fair value of marketable securities.

Community NOI, Same Property NOI, Adjusted EBITDA, FFO and Normalized FFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. Community NOI, Same Property NOI, Adjusted EBITDA, FFO and Normalized FFO should not be considered as substitutes for net income (loss) applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations, or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. Community NOI, Same Property NOI, Adjusted EBITDA, FFO and Normalized FFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

UMH Properties, Inc. | Second Quarter FY 2022 Supplemental Information	15

Press Release Dated August 3, 2022

FOR IMMEDIATE RELEASE	August 3, 2022
Contact: Nelli Madden
732-577-9997

UMH PROPERTIES, INC. REPORTS RESULTS FOR THE SECOND QUARTER ENDED JUNE 30, 2022

FREEHOLD, NJ, August 3, 2022........ UMH Properties, Inc. (NYSE:UMH) reported Total Income for the quarter ended June 30, 2022 of $49.2 million as compared to $49.0 million for the quarter ended June 30, 2021, representing an increase of 7%. Net Loss Attributable to Common Shareholders amounted to $22.5 million or $0.41 per diluted share for the quarter ended June 30, 2022 as compared to Net Income of $8.4 million or $0.18 per diluted share for the quarter ended June 30, 2021. Normalized Funds from Operations Attributable to Common Shareholders (“Normalized FFO”), was $8.7 million or $0.16 per diluted share for the quarter ended June 30, 2022, as compared to $10.3 million or $0.22 per diluted share for the quarter ended June 30, 2021. These decreases were primarily due to carrying costs of the capital required to redeem all 9.9 million issued and outstanding shares of its 6.75% Series C Preferred Stock. The company also recognized a preferred share redemption charge of $8.2 million related to the original issuance costs.

A summary of significant financial information for the three and six months ended June 30, 2022 and 2021 is as follows (in thousands except per share amounts):

	For the Three Months Ended
	June 30,
	2022	2021

Total Income	$49,223	$48,959
Total Expenses	$41,258	$39,947
Increase (Decrease) in Fair Value of Marketable Securities	$(10,044)	$9,291
Net Income (Loss) Attributable to Common Shareholders	$(22,478)	$8,403
Net Income (Loss) Attributable to Common Shareholders per Diluted Common Share	$(0.41)	$0.18
FFO (1)	$(320)	$9,855
FFO (1) per Diluted Common Share	$(0.01)	$0.21
Normalized FFO (1)	$8,695	$10,281
Normalized FFO (1) per Diluted Common Share	$0.16	$0.22
Diluted Weighted Average Shares Outstanding	54,215	46,628

UMH Properties, Inc. | Second Quarter FY 2022 Supplemental Information	16

	For the Six Months Ended
	June 30,
	2022	2021

Total Income	$95,091	$92,091
Total Expenses	$79,082	$76,135
Increase (Decrease) in Fair Value of Marketable Securities	$(41,794)	$19,510
Net Income (Loss) Attributable to Common Shareholders	$(26,803)	$15,242
Net Income (Loss) Attributable to Common Shareholders per Diluted Common Share	$(0.50)	$0.34
FFO (1)	$8,224	$18,236
FFO (1) per Diluted Common Share	$0.15	$0.41
Normalized FFO (1)	$17,670	$18,982
Normalized FFO (1) per Diluted Common Share	$0.33	$0.42
Diluted Weighted Average Shares Outstanding	53,224	45,008

A summary of significant balance sheet information as of June 30, 2022 and December 31, 2021 is as follows (in thousands):

	June 30, 2022	December 31, 2021

Gross Real Estate Investments	$1,247,182	$1,205,091
Marketable Securities at Fair Value	$46,932	$113,748
Total Assets	$1,423,265	$1,270,820
Mortgages Payable, net	$468,811	$452,567
Loans Payable, net	$58,375	$46,757
Bonds Payable, net	$98,811	$-0-
Total Shareholders’ Equity	$521,895	$742,140

Samuel A. Landy, President and CEO, commented on the results of the second quarter of 2022.

“UMH operations continue to meet expectations. During the quarter, we:

●	Increased Rental and Related Income by 7%;
●	Increased Community Net Operating Income (“NOI”) by 5%;
●	Increased Same Property NOI by 5%;
●	Same Property Occupancy remained steady at 86.7%;
●	Increased our rental home portfolio by 151 homes from yearend 2021 to approximately 8,900 total rental homes, representing an increase of 1.7%;
●	Acquired two communities containing approximately 271 homesites for a total cost of approximately $11.3 million;
●	Issued and sold approximately 2.4 million shares of Common Stock through an At-the-Market Sale Program for our Common Stock at a weighted average price of $24.29 per share, generating gross proceeds of $59.3 million and net proceeds of $58.2 million, after offering expenses;
●	Reduced our Net Debt to Total Market Capitalization from 21.7% to 19.4% quarter over quarter;
●	Subsequent to quarter end, acquired one community containing 351 homesites for a total cost of approximately $21.1 million;
●	Subsequent to quarter end, redeemed all 9.9 million issued and outstanding shares of our 6.75% Series C preferred Stock for $247.1 million; and
●	Subsequent to quarter end, invested $8 million in the UMH qualified opportunity zone fund to acquire, develop and redevelop manufactured housing communities located in Qualified Opportunity Zones.”

UMH Properties, Inc. | Second Quarter FY 2022 Supplemental Information	17

Mr. Landy stated, “We are pleased to have completed the recapitalization of our 6.75% Series C Preferred Stock with a combination of debt and equity. This recapitalization should result in an annual increase in FFO of approximately $0.12 per share. Our normalized FFO of $0.16 per share for the quarter was impacted by the carrying costs of the capital required to redeem the outstanding preferred. Adding the preferred C dividend of $4.2 million back to normalized FFO increases it to $0.23 per share or $0.92 per share on an annual basis. This income growth does not include the expected future improvement of our operating results.”

“Our operating results are in line with the first quarter of this year. Demand for our homes for sale and for rent remains strong throughout our portfolio. We have homes arriving daily in our communities. As these homes become occupied, we should be able to drive same property operating performance comparable with our results in 2020 and 2021. The operating expense increase is in line with our expectations given the impact that inflation has had on materials and labor costs.”

“We have had a busy year on the acquisitions front. Year-to-date, we have acquired 4 communities containing 718 sites for a total purchase price of $38 million. The blended occupancy rate is 56% which gives us additional lots to drive future income growth and increase the property values. These communities are in Western Pennsylvania, Michigan and Alabama. We continue to seek additional acquisitions that meet our growth criteria.”

“Our basic business of providing quality affordable housing is in high demand and fundamentally sound. We have a business plan that has been proven to drive property level appreciation and generate excellent returns for shareholders. We have additional growth opportunities through the acquisitions of existing communities, the development of expansions and new communities, the infill of our vacant sites and additional sales profits. We look forward to exceptional performance for years to come.”

UMH Properties, Inc. will host its Second Quarter 2022 Financial Results Webcast and Conference Call. Senior management will discuss the results, current market conditions and future outlook on Thursday, August 4, 2022 at 10:00 a.m. Eastern Time.

The Company’s 2022 second quarter financial results being released herein will be available on the Company’s website at www.umh.reit in the “Financials” section.

To participate in the webcast, select the webcast icon on the homepage of the Company’s website at www.umh.reit, in the Upcoming Events section. Interested parties can also participate via conference call by calling toll free 877-513-1898 (domestically) or 412-902-4147 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, August 4, 2022, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 6928263. A transcript of the call and the webcast replay will be available at the Company’s website, www.umh.reit.

UMH Properties, Inc., which was organized in 1968, is a public equity REIT that owns and operates 131 manufactured home communities containing approximately 24,800 developed homesites. These communities are located in New Jersey, New York, Ohio, Pennsylvania, Tennessee, Indiana, Michigan, Maryland, Alabama and South Carolina. UMH also has an ownership interest in and operates one community in Florida, containing 219 sites, through its joint venture with Nuveen Real Estate.

UMH Properties, Inc. | Second Quarter FY 2022 Supplemental Information	18

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Note:

(1)	Non-GAAP Information: We assess and measure our overall operating results based upon an industry performance measure referred to as Funds from Operations Attributable to Common Shareholders (“FFO”), which management believes is a useful indicator of our operating performance. FFO is used by industry analysts and investors as a supplemental operating performance measure of a REIT. FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), represents net income (loss) attributable to common shareholders, as defined by accounting principles generally accepted in the United States of America (“U.S. GAAP”), excluding extraordinary items, as defined under U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, the change in the fair value of marketable securities, and the gain or loss on the sale of marketable securities plus certain non-cash items such as real estate asset depreciation and amortization. Included in the NAREIT FFO White Paper - 2018 Restatement, is an option pertaining to assets incidental to our main business in the calculation of NAREIT FFO to make an election to include or exclude gains and losses on the sale of these assets, such as marketable equity securities, and include or exclude mark-to-market changes in the value recognized on these marketable equity securities. In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude the gains and losses realized on marketable securities investments and the change in the fair value of marketable securities from our FFO calculation. NAREIT created FFO as a non-U.S. GAAP supplemental measure of REIT operating performance. We define Normalized Funds from Operations Attributable to Common Shareholders (“Normalized FFO”), as FFO excluding certain one-time charges. FFO and Normalized FFO should be considered as supplemental measures of operating performance used by REITs. FFO and Normalized FFO exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have a different cost basis. However, other REITs may use different methodologies to calculate FFO and Normalized FFO and, accordingly, our FFO and Normalized FFO may not be comparable to all other REITs. The items excluded from FFO and Normalized FFO are significant components in understanding the Company’s financial performance.

FFO and Normalized FFO (i) do not represent Cash Flow from Operations as defined by U.S. GAAP; (ii) should not be considered as alternatives to net income (loss) as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity.

The reconciliation of the Company’s U.S. GAAP net loss to the Company’s FFO and Normalized FFO for the three and six months ended June 30, 2021 and 2020 are calculated as follows (in thousands):

	Three Months Ended		Six Months Ended
	6/30/22	6/30/21	6/30/22	6/30/21
Net Income (Loss) Attributable to Common Shareholders	$(22,478)	$8,403	$(26,803)	$15,242
Depreciation Expense	11,984	11,184	23,701	22,192
Depreciation Expense from Unconsolidated Joint Venture	86	-0-	167	-0-
(Gain) Loss on Sales of Depreciable Assets	44	(5)	86	18
(Increase) Decrease in Fair Value of Marketable Securities	10,044	(9,291)	41,794	(19,510)
(Gain) Loss on Sales of Marketable Securities, net	-0-	(436)	(30,721)	294
FFO Attributable to Common Shareholders	(320)	9,855	8,224	18,236
Redemption of Preferred Stock	8,190	-0-	8,190	-0-
Non- Recurring Other Expense (2)	825	426	1,256	746
Normalized FFO Attributable to Common Shareholders	$8,695	$10,281	$17,670	$18,982

The diluted weighted shares outstanding used in the calculation of FFO per Diluted Common Share and Normalized FFO per Diluted Common Share were 55.2 million and 54.2 million shares for the three and six months ended June 30, 2022, respectively, and 46.6 million and 45.0 million shares for the three and six months ended June 30, 2021, respectively. Common stock equivalents resulting from stock options in the amount of 955,000 and 1.0 million shares for the three and six months ended June 30, 2022, respectively, were excluded from the computation of the Diluted Net Income (Loss) per Share as their effect would be anti-dilutive. Common stock equivalents resulting from stock options in the amount of 1.2 million and 952,000 shares for the three and six months ended June 30, 2021, are included in the computation of the Diluted Net Income (Loss) per Share.

UMH Properties, Inc. | Second Quarter FY 2022 Supplemental Information	19

The following are the cash flows provided (used) by operating, investing and financing activities for the six months ended June 30, 2022 and 2021 (in thousands):

	2022	2021
Operating Activities	$5,415	$33,203
Investing Activities	871	(49,573)
Financing Activities	153,701	90,036

(2)	For the three and six months ended June 30, 2022, consists of special bonus and restricted stock grants for the August 2020 groundbreaking Fannie Mae financing, which are being expensed over the vesting period ($431 and $862, respectively) and non-recurring expenses for the joint venture with Nuveen ($52), early extinguishment of debt ($193) and one-time legal fees ($149). For 2021, consists of special bonus and restricted stock grants for the August 2020 groundbreaking Fannie Mae financing, which are being expensed over the vesting period.

####

UMH Properties, Inc. | Second Quarter FY 2022 Supplemental Information	20